Exhibit 10.22

Telesat Canada
1601 Telesat Court
Gloucester, Ontario
K1B 5P4

October 12, 2004

VIA FACSIMILE ONLY: *** (Originals to follow by courier)

EchoStar Satellite L.L.C.
9601 S. Meridian Blvd.
ENGLEWOOD, Colorado 80112
U.S.A.

Attn:	Charles W. Ergen, President and Chief Executive Officer EchoStar DBS Corporation, its sole member

Dear Mr. Ergen:

Re:	Third Amendment to the Whole RF Channel Service Agreement Between Telesat Canada (“Telesat”) and EchoStar Satellite L.L.C. (“EchoStar”) Dated as of February 4, 2004 (the “Anik F3 Agreement”)

Telesat acknowledges and agrees that the Anik F3 Agreement shall be amended by adding the following subsection 4.10 to Article 4.0: ***

All capitalized terms not defined herein shall have the meaning ascribed to them in the Anik F3 Agreement. Except as expressly modified herein, the Anik F3 Agreement shall remain in full force and effect in accordance with its terms and conditions.

Please acknowledge EchoStar’s agreement with the above amendment by signing where indicated below.

Yours truly,

TELESAT CANADA

By:
Paul D. Bush
V.P., Broadcasting & Corporate Development

By:
Jennifer E. Perkins
V.P., Law

ACKNOWLEDGED AND AGREED:

ECHOSTAR SATELLITE L.L.C.

By:	EchoStar DBS Corporation, its sole member

By:
Charles W. Ergen President and Chief Executive Officer

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.